UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2017

CENTURY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36491	68-0521411
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 770-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously announced by Century Communities, Inc. (the “Company”) on April 11, 2017, the Company entered into an Agreement and Plan of Merger, dated April 10, 2017, with Casa Acquisition Corp., a Delaware corporation and its wholly-owned subsidiary (“Merger Sub”), and UCP, Inc. (“UCP”), pursuant to which UCP will be merged with and into Merger Sub (the “UCP Merger”), with Merger Sub surviving the UCP Merger as the surviving corporation. As a result of the UCP Merger, Merger Sub, together with the legacy business and subsidiaries of UCP, would become direct and indirect wholly-owned subsidiaries of the Company.

Filed as part of this Current Report on Form 8-K as (i) Exhibit 99.1 are the audited consolidated financial statements of UCP for the periods described in Item 9.01(a) of this Current Report on Form 8-K, the related notes thereto, and the related Report of Independent Registered Public Accounting Firm, (ii) Exhibit 99.2 are the unaudited condensed consolidated financial statements of UCP for the periods described in Item 9.01(a) of this Current Report on Form 8-K, and the related notes thereto, and (iii) Exhibit 99.3 is the unaudited pro forma condensed combined financial information described in Item 9.01(b) to this Current Report on Form 8-K, and the related notes thereto, which illustrate the effect of the proposed merger of UCP with the Company.

The unaudited pro forma condensed combined financial information filed as Exhibit 99.3 to this Current Report on Form 8-K is subject to important qualifications, limitations, and exceptions that are described in the accompanying notes thereto, and should be read in conjunction with the Company’s consolidated financial statements and the related notes thereto included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017, and UCP’s consolidated financial statements and the related notes thereto included in UCP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and UCP’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017.

Forward-Looking Statements

This Current Report on Form 8-K, including the Exhibits hereto, contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the Company’s other documents filed with the U.S. Securities and Exchange Commission. Actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements.

The historical audited consolidated financial statements of UCP, Inc. as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016, and management’s report on internal control over financial reporting as of December 31, 2016, are filed with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

The historical unaudited condensed consolidated financial statements of UCP, Inc. as of March 31, 2017 and December 31, 2016 and for the three months ended March 31, 2017 and 2016 are filed with this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial statements of Century Communities, Inc., which give effect to the proposed merger of UCP, Inc. with Century Communities, Inc., as of and for the three months ended March 31, 2017 and for the year ended December 31, 2016, are filed with this Current Report on Form 8-K as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm for UCP, Inc.

99.1	Historical audited consolidated financial statements of UCP, Inc. as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016, and management’s report on internal control over financial reporting as of December 31, 2016 (incorporated by reference to UCP, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC on March 3, 2017)

99.2	Historical unaudited condensed consolidated financial statements of UCP, Inc. as of March 31, 2017 and December 31, 2016 and for the three months ended March 31, 2017 and 2016 (incorporated by reference to UCP, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017, filed with the SEC on May 5, 2017)

99.3	Unaudited pro forma condensed combined financial statements of Century Communities, Inc., which give effect to the proposed merger of UCP, Inc. with Century Communities, Inc., as of and for the three months ended March 31, 2017 and for the year ended December 31, 2016 (incorporated by reference to Century Communities, Inc.’s Registration Statement on Form S-4, filed with the SEC on May 5, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2017	CENTURY COMMUNITIES, INC.

	By:	/s/ David Messenger
Name: David Messenger
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm for UCP, Inc.

99.1	Historical audited consolidated financial statements of UCP, Inc. as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016, and management’s report on internal control over financial reporting as of December 31, 2016 (incorporated by reference to UCP, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC on March 3, 2017)

99.2	Historical unaudited condensed consolidated financial statements of UCP, Inc. as of March 31, 2017 and December 31, 2016 and for the three months ended March 31, 2017 and 2016 (incorporated by reference to UCP, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017, filed with the SEC on May 5, 2017)

99.3	Unaudited pro forma condensed combined financial statements of Century Communities, Inc., which give effect to the proposed merger of UCP, Inc. with Century Communities, Inc., as of and for the three months ended March 31, 2017 and for the year ended December 31, 2016 (incorporated by reference to Century Communities, Inc.’s Registration Statement on Form S-4, filed with the SEC on May 5, 2017)